SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the date set forth on the signature page hereof between ZIOPHARM Oncology, Inc., a Delaware corporation having a place of business at 1180 Avenue of the Americas, 19th Floor, New York, New York 10036 (the “Company”), and the undersigned (the “Subscriber”).

WITNESSETH:

WHEREAS, the Company is offering (the “Offering”) to a limited number of persons who qualify as “accredited investors” as defined in Rule 501(a) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), shares (the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”), and warrants to purchase shares of Common Stock (the “Warrants” and collectively with the Shares, the “Securities”) on the terms and conditions described in this Agreement;

WHEREAS, the Offering is contingent upon the Company making sales of a number of shares of Common Stock which would provide the Company with aggregate gross proceeds of at least $15,000,000 (the “Minimum Offering Amount”). The Company will sell a maximum number of shares of Common Stock which would provide the Company with aggregate gross proceeds of $37,000,000 (the “Maximum Offering Amount”).

WHEREAS, Paramount BioCapital, Inc. (“Paramount”) and Griffin Securities, Inc. (“Griffin”), are acting as co-exclusive placement agents (the “Placement Agents”) for the Offering; and

WHEREAS, on the terms and conditions hereinafter set forth, the Subscriber desires to purchase from the Company, and the Company desires to sell to the Subscriber, a number of Securities.

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.	PURCHASE AND SALE OF SECURITIES.

1.1  Offering. The Company is offering the Securities to a limited number of persons who qualify as “accredited investors,” as defined in Rule 501(a) of Regulation D of the Securities Act, on the terms and conditions described in this Agreement. The Minimum Offering Amount will be offered on an “all or none, best efforts" basis. Amounts in excess of the Minimum Offering Amount up to the Maximum Offering Amount will be offered on a “best efforts” basis. The Subscriber understands, however, that this purchase and sale of the Securities is contingent upon the Company making aggregate sales equal to or exceeding the Minimum Offering Amount. The per Share price shall be equal to the lesser of (i) $4.63; and (ii) the volume weighted average price of the Company’s Common Stock as reported on the OTC Bulletin Board® (or, if applicable, the national securities exchange on which such Common Stock is listed, the Nasdaq National Market, the Nasdaq Capital Market, or other nationally recognized trading system) for the five (5) trading days immediately prior to the applicable Closing Date (as defined below) (the “Purchase Price”). The minimum number of Shares purchasable by any single investor shall be equal to $100,000 divided by the Purchase Price, subject to the discretion of the Company and the Placement Agents to accept subscriptions for lesser amounts.

1.2  Closing. At the closing (the “Closing,” and the date thereof, the “Closing Date”), provided the Company has received the Minimum Offering Amount, the Company shall issue and sell to the Subscriber and the Subscriber shall purchase from the Company, a number of Shares equal to the quotient resulting from dividing (i) the total dollar amount of the Subscriber’s subscription as set forth on the signature page hereof that is accepted by the Company and the Placement Agents (the “Aggregate Purchase Price,” as further defined below) by (ii) the Purchase Price, rounded to the nearest whole Share (the “Subscription Amount”). In addition to the Shares, each Subscriber shall receive a number of Warrants equal to 30% of the number of Shares purchased in the Offering by such Subscriber, rounded to the nearest whole share. The Warrants shall be in substantially the form attached to the Memorandum (as defined below) and shall have an exercise price equal to 120% of the Purchase Price (the “Warrant Exercise Price”) and shall be exercisable at any time prior to the fifth anniversary of the date of issuance.

1.3  Closing Mechanics. The Closing shall be held at a date and time designated by the Company and the Placement Agents prior to 11:59 p.m. Eastern Standard Time on April 30, 2006 (subject to extension at the discretion of the Company and the Placement Agents without notice to the Subscriber of up to 30 days), which date shall be no later than five (5) Business Days (as defined in Article 5) after satisfaction or waiver of the closing conditions set forth in Article 4 hereof. The Closing shall occur at the offices of Paramount, located at 787 Seventh Avenue, New York, New York 10019. Upon satisfaction or waiver of all conditions to the Closing, the Placement Agents and the Company shall instruct an escrow agent (the “Escrow Agent”) to release the proceeds of the Offering to the Company, less fees and expenses due to the Placement Agents. Interest, if any, that has accrued with respect to the Aggregate Purchase Price while in escrow shall also be distributed to the Company at the Closing and the Subscriber will have no right to such interest, even if there is no Closing.

1.4  Payment of Aggregate Purchase Price. Upon, or prior to, the execution of this Agreement by the Subscriber, the Subscriber shall deposit the amount of readily available funds equal to the Aggregate Purchase Price in a segregated escrow account with the Escrow Agent (the “Escrow Account”) by check or wire transfer of immediately available funds pursuant to the instructions provided below. Subject to the terms and conditions of this Agreement (including, without limitation, the Company’s and the Placement Agents’ option, each at its sole discretion, to refuse to accept subscriptions, in whole or in part, from any Subscriber), the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Securities and the Company agrees to sell such number of Securities to the Subscriber as is set forth upon the signature page hereof at the Aggregate Purchase Price as accepted by the Company and the Placement Agents.

US Bank Trust National Association
ABA Routing Number: 091000022
US Bank and Trust Corp. Account Number: 180121167365
For: Paramount – ZIOPHARM & Griffin Escrow
SEI Number: 791749000
Reference: [Investor Name]
Attn: Angela Rieger

The Subscriber must complete and return a duly executed, unaltered copy of this Agreement (including the completed Confidential Investor Questionnaire included in Article 7 hereof (the “Confidential Investor Questionnaire”)) to either Placement Agent at such Placement Agent’s address indicated in the Memorandum on or before the date indicated to the Subscriber by the Placement Agents to be eligible to participate in the Offering. The Company and the Placement Agents retain complete discretion to accept or reject any subscription unless and until the Company executes a counterpart to this Agreement that includes such Subscriber’s signature.

1.5  Delivery of Certificates. The Company shall deliver, or cause to be delivered, the certificates representing the Securities purchased by the Subscriber hereunder as soon as practical after the Closing, and in any event within five business days, to the Subscriber’s residential or business address indicated on the signature page hereto.

2.	REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER.

The Subscriber hereby represents and warrants to the Company as of the date hereof and the relevant Closing Date as follows:

2.1       The Subscriber understands, acknowledges and agrees that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) the Subscriber may not be able to liquidate its investment; (iii) transferability of the Securities is extremely limited; (iv) in the event of a disposition of the Securities, the Subscriber could sustain the loss of its entire investment; and (v) since the Company has been a publicly-traded company, the Company has not paid any dividends on its Common Stock and does not anticipate the payment of dividends in the foreseeable future.

2.2       The Subscriber is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, as indicated by the Subscriber’s responses to the questions contained in the Confidential Investor Questionnaire, which are true and correct as of the date hereof and shall be true and correct as of the relevant Closing Date, and that the Subscriber is able to bear the economic risk of an investment in the Company. If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state or other jurisdiction in which the Subscriber resides, has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

2.3  The Subscriber understands, acknowledges and agrees that: (i) the Subscriber is knowledgeable, sophisticated and has experience in making, and is qualified to make, decisions with respect to investments representing an investment decision like that involved in the purchase of the Securities and has prior investment experience, including investments in securities which are non-listed, unregistered and/or not traded on the New York Stock Exchange, AMEX, the National Market or Capital Market of the National Association of Securities Dealers, Inc. (“NASD”) Automated Quotation System or any other national stock exchange; (ii) the investment in the Securities is of a highly speculative nature and involves a significant degree of risk, that the market price of the Common Stock has been and continues to be volatile and that Subscriber has carefully evaluated the risks of an investment in the Securities, including without limitation those set forth in the Memorandum; and (iii) the Subscriber is able to bear the economic risk of an investment in the Securities and the potential loss of such investment, which risk the Subscriber hereby assumes.

2.4  The Subscriber has received and carefully reviewed this Agreement, the Company’s Confidential Offering Memorandum dated March 21, 2006 (together with all exhibits, appendices, supplements or amendments thereto, the “Memorandum”) (exhibits and appendices to the Memorandum, including any supplements or amendments thereto, that have been filed with the Securities and Exchange Commission (the “SEC”) are collectively referred to herein as the “SEC Filings”). For purposes of this representation, the parties agree that any information that that Company subsequently files with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that is delivered to the Subscriber prior to the Closing will automatically update and supersede any previous information that is part of the Memorandum. The Subscriber further represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber, its investment advisor, attorney and/or accountant has requested or desired to know or which is otherwise relevant to an investment decision, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and has received any additional information which the Subscriber or its advisors or agents has requested.

2.5       (a) The Subscriber has relied solely upon its own due diligence investigations and information provided by the Company in making the decision to invest in the Securities. The Subscriber is familiar with and understands the terms of the Offering, including the rights to which the Subscriber is entitled under this Agreement. In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (whether oral or written) from the Company, or any agent, employee or Affiliate (as defined in Article 5) of the Company other than as set forth in the Memorandum, in this Agreement or resulting from the Subscriber’s own independent investigation. The Subscriber understands and acknowledges that nothing in this Agreement, the Memorandum or any other materials provided to the Subscriber in connection with the subscription for the Securities or sale of the Securities constitutes investment, tax or legal advice. To the extent deemed necessary or advisable by the Subscriber in its sole discretion, the Subscriber has retained, at its sole expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Securities hereunder.

(b) No Securities were offered or sold to the Subscriber by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not: (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (ii) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

2.6       The Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors, has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

2.7       The Subscriber understands, acknowledges and agrees that the Offering has not been reviewed, recommended or endorsed by the SEC or any state securities regulatory authority or other governmental body or agency, since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated under the Securities Act. The Subscriber shall not sell or otherwise transfer the Securities unless such transfer is registered under the Securities Act or unless an exemption from such registration is available. The Subscriber understands that if required by the laws or regulations or any applicable jurisdictions, the Offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom.

2.8       The Subscriber understands, acknowledges and agrees that the Securities have not been registered under the Securities Act in reliance upon a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Subscriber’s investment intention and the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, acknowledgments and covenants of Subscriber set forth herein. In this connection, the Subscriber hereby represents that the representations, warranties, acknowledgments and covenants of Subscriber set forth herein are true and correct, the Subscriber will comply with the covenants set forth herein, and the Subscriber is purchasing the Securities for the Subscriber’s own account for investment purposes only and not with a present view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Securities to any other Person (as defined in Article 5). The Subscriber, if an entity, also represents that it was not formed for the purpose of purchasing the Securities. As of the date of this Agreement, the Subscriber has no current plans to effect a “change of control” of the Company, as such term is understood in Rule 13d of the Exchange Act.

2.9       The Subscriber understands that the Securities will not be registered or available for sale in the public markets except as specifically provided herein, and Rule 144 promulgated under the Securities Act (“Rule 144”) requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering (and a two-year holding period for unlimited sales by non-Affiliates of the Company) without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Securities under the Securities Act or any state securities or “blue sky” laws or assist the Subscriber in obtaining an exemption from various registration requirements, other than as set forth in Article 5 herein.

2.10    The Subscriber acknowledges that the certificates representing the Shares, the Warrants and, upon the exercise of the Warrants, the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION, WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THIS CORPORATION, IS AVAILABLE.

Certificates evidencing the Shares and the Warrant Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (ii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k) or have been sold pursuant to the Registration Statement (as hereafter defined) and in compliance with the obligations set forth in Section 5.7, below, or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Securities and Exchange Commission), in each such case of (iii) to the extent reasonably determined by the Company’s legal counsel. Notwithstanding the foregoing, following the effective date of the Registration Statement, the legend set forth above shall, at the request of the Subscriber, be removed from the certificates evidencing such Shares and Warrant Shares prior to the resale thereof and the Company will rescind any stop transfer orders with respect to such shares given to the Company’s transfer agent, provided that such Subscriber represents and covenants to the Company in writing (in a form reasonably acceptable to the Company and its counsel) that (1) the Subscriber will sell such shares only pursuant to and in the manner contemplated by the Registration Statement, including the Plan of Distribution section contained therein, and otherwise in compliance with the Securities Act, including the prospectus delivery requirements of such act, (2) the Subscriber will indemnify the Company for any damages or losses resulting to the Company for the Subscriber’s breach of its representation and covenant described in the foregoing clause (1), and (3) such other agreements or covenants as the Company or its counsel may reasonably request. Subject to the foregoing, at such time and to the extent a legend is no longer required for the Shares or Warrant Shares, the Company will use its best efforts to no later than three (3) trading days following the delivery by a Subscriber to the Company or the Company’s transfer agent of a legended certificate representing such Shares or Warrant Shares (together with such accompanying documentation or representations as reasonably required by counsel to the Company), to cause the transfer agent of the Company to credit the account of the holder’s prime broker with Depositary Trust Company System with, or at the request of such holder, to deliver or cause to be delivered a certificate representing such Shares or Warrant Shares that is free from the foregoing legend.

2.11    The Subscriber agrees to supply the Company, within a reasonable period after receiving a request therefor from the Company, with such additional information concerning the Subscriber as the Company reasonably deems necessary or advisable in order to establish or verify the Subscriber’s representations contained herein.

2.12     The address of the Subscriber furnished by the Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

2.13     The Subscriber has full power and authority (corporate or otherwise) to execute, deliver, and perform this Agreement and to purchase the Securities and has taken all action necessary to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

2.14     If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity (i) it is authorized and qualified to become an investor in the Company and the Person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (ii) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

2.15     The Subscriber acknowledges that if he or she is a “Registered Representative” of an NASD member firm, he or she must give such firm the notice required by the NASD Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below in accordance with such rules.

2.16     The Subscriber understands, acknowledges and agrees that this subscription may be rejected, in whole or in part, by the Company or the Placement Agents, in each of their sole and absolute discretion, at any time before any Closing Date notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription. The Subscriber hereby authorizes and directs the Company to return, without interest, any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained by the Subscriber with the Placement Agents.

2.17     The Subscriber understands, acknowledges and agrees with the Company that except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, that, except as required by law or as otherwise set forth herein, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one Person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such Person and its heirs, executors, administrators, successors, legal representatives and permitted assigns.

2.18     The Subscriber understands, acknowledges and agrees with the Company that, the Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D, and/or the provisions of Regulation S which are in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber.

2.19     The Subscriber understands, acknowledges and agrees that there can be no assurance that the Subscriber will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, in addition to any other restrictions on transfer set forth herein or in the Warrants, the Company may, at a minimum, require any transferee to fulfill the Subscriber suitability requirements thereunder and make the representations, warranties and covenants of Subscriber hereunder.

2.20     (a) The Subscriber represents and warrants that during the period commencing upon the date that the Subscriber was first contacted with respect to the Offering (the “First Date”) the Subscriber has not, directly or indirectly, through related parties, Affiliates or otherwise, sold “short” or “short against the box” (as such terms are generally understood) and from the First Date through the relevant Closing Date or termination of this Agreement has not and will not take any action the intent of which is to reduce the trading price of the Common Stock. Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the securities covered by this Agreement.

(b) If the Subscriber has previously entered into a subscription agreement with ZIOPHARM, Inc., the Company’s predecessor, governing ZIOPHARM, Inc.’s offering of Series A Convertible Preferred Stock (the “Series A Agreement”), which Series A Agreement prohibits the Subscriber from directly or indirectly, through related parties, affiliates or otherwise, selling “short” or “short against the box” (as those terms are generally understood) any equity security of the Company during the period in which the Subscriber holds any Securities or Registrable Securities (each as defined in the Series A Agreement), then, subject to compliance with applicable securities laws, the Company agrees that nothing contained in the Series A Agreement, including Section 1.18 thereof, shall prohibit the Subscriber from directly or indirectly, through related parties, affiliates or otherwise, selling “short” or “short against the box” (as those terms are generally understood) equity securities of the Company to the extent that the Subscriber’s “short” position does not exceed the sum of the number of Shares and Warrant Shares then held by the Subscriber.

2.21     The Subscriber understands, acknowledges and agrees that the information contained in this Agreement, the Memorandum or otherwise made available to the Subscriber by the Company (collectively, the “Confidential Information”) is to be used solely for the purpose of evaluating a possible investment in the Securities and is confidential and non-public and agrees that all such Confidential Information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with evaluating a possible investment in the Securities) nor disclosed to any third party for any reason and in any manner, notwithstanding that a Subscriber’s subscription may not be accepted by the Company; provided, however, that this obligation shall not apply to any such Confidential Information that (i) is part of the public knowledge or literature and readily accessible at the date hereof (except as a result of a breach of this provision by any party), (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision by any party), or (iii) is required to be disclosed by the Subscriber pursuant to applicable law or legal process.

2.22     If the Subscriber is purchasing the Securities in a fiduciary capacity for another Person, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Agreement and all other subscription documents, and such other Person fulfills all the requirements for purchase of the Securities as such requirements are set forth herein, concurs in the purchase of the Securities and agrees to be bound by the obligations, representations, warranties and covenants contained herein. The Subscriber will provide true, complete and correct copies of all organizational documents of the Subscriber reasonably requested by the Company, the Placement Agents or their respective legal counsel authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

2.23     No authorization, approval, consent or license of any Person is required to be obtained for the purchase of the Securities by the Subscriber, other than as have been obtained and are in full force and effect. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, result in any violation of or constitute a default under any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or to the best of the Subscriber’s knowledge, any permit, franchise, judgment, order, decree, statute, rule or regulation to which the Subscriber or any of its businesses or properties is subject.

2.24     The Subscriber understands, acknowledges and agrees that the representations, warranties and agreements of the Subscriber contained herein (including the Confidential Investor Questionnaire), in the Registration Questionnaire attached hereto as Appendix A (the “Registration Questionnaire”) and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct on the date hereof and as of the relevant Closing Date as if made on and as of such date (except for representations, warranties and agreements as of a specific date, which shall be true and correct as of such date) and shall survive the execution and delivery of this Agreement and the purchase of the Securities. The Subscriber agrees that the Placement Agents shall be entitled to rely on the representations, warranties and agreements of the Subscriber contained herein as if such representations, warranties and agreements were made or provided directly to the Placement Agents.

2.25     The Subscriber hereby covenants with the Company not to make any sale of the Securities under the Registration Statement without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied or, if relying on Rule 172 of the Securities Act, without confirming that the Subscriber is exempt from such prospectus delivery requirements in reliance on Rule 172, and further agrees to comply with reasonable requests of the Company or its transfer agent to provide all necessary additional information and representations concerning such sale.

2.26     (a) The Subscriber agrees, acknowledges and understands that the Placement Agents are acting as co-exclusive placement agent for the Securities being offered hereby and will be compensated by the Company for acting in such capacity, including, but not limited to, by: (i) placement fees in cash equal to up to seven percent (7%) of the proceeds received by the Company at each Closing; and (ii) warrants (the “Placement Warrants”) to purchase a number of shares of Common Stock (the “Placement Warrant Shares”) equal to ten percent (10%) of the number of Shares actually sold by the Company in connection with the Offering (not including shares of Common Stock issuable upon exercise or conversion of warrants or other securities for which no cash consideration was received upon issuance); and (iii) reimbursement of its reasonable, documented expenses (including reasonable legal fees) incurred in connection with the Offering (which reimbursement shall not exceed $100,000 in the aggregate). The Placement Warrants shall have an exercise price per share equal to 110% of the Purchase Price per Share. The Subscriber shall not be entitled to reimbursement of any expenses incurred by the Subscriber in connection with the Offering.

(b) The Subscriber agrees, acknowledges and understands that the Paramount may engage other Persons, selected by it in its discretion, who are members of the NASD or who are located outside the United States, to assist the Placement Agents in connection with this Offering.

3.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY.

The Company hereby represents and warrants to, and covenants with, the Subscriber as of the date hereof and each Closing Date that:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which such qualification is necessary, except to the extent that the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, either a material adverse effect on the business, operations, conditions (financial or otherwise), assets or results of operations of the Company as a whole, or prevent the Company from consummating the Offering and the other transactions contemplated by this Agreement (a “Material Adverse Effect”).

3.2 Capitalization. (a) The authorized capital stock of the Company consists of 280,000,000 shares of capital stock. As of the date of the Memorandum, there were 7,272,992 shares of Common Stock issued and outstanding, all of which are duly authorized, validly issued, fully paid and non-assessable. In addition, there are 1,576,980 shares of Common Stock reserved for issuance pursuant to outstanding options and warrants. All of the securities issued by the Company have been issued in accordance with all applicable federal and state securities laws. Other than as set forth above, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no preemptive rights or rights of first refusal or similar rights which are binding on the Company permitting any Person to subscribe for or purchase from the Company shares of its capital stock pursuant to any provision of law, the Company’s Certificate of Incorporation as in effect on the date hereof (the “Certificate of Incorporation”) or the Company’s By-laws, as in effect on the date hereof (the “By-laws”) or pursuant to any agreement, contract or understanding to which the Company is a party. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement. The Company does not own, directly or indirectly, any stock, partnership interest, joint venture interest or any other equity interest in, or security issued by, any Person.

(b) The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and non-assessable. Except for the subscribers in the Offering and selling stockholders listed in the Company’s currently effective registration statements on Form SB-2 (SEC File Nos. 333-129020 and 333-129680), no stockholder of the Company has any right to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.

3.3       Authorization; Enforceability. The Company has full power and authority (corporate or otherwise) to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder has been taken. This Agreement and the Warrants have been duly executed and delivered by the Company and constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

3.4       No Conflict; Governmental and Other Consents. (a)  The execution and delivery by the Company of this Agreement and the Warrants and the consummation of the transactions contemplated hereby and thereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or By-Laws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company where such violation, breach, default or imposition would reasonably be likely to result in a Material Adverse Effect.

(b) No material consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company thereof in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such filings as may be required to be made with the SEC, the NASD and with any state or foreign blue sky or securities regulatory authority, which will be timely made by the Company.

3.5  Litigation. There is no pending, or to the knowledge of the Company, threatened, legal or governmental proceedings to which the Company is a party which is reasonably expected to result in a Material Adverse Effect.

3.6  Accuracy of Public Reports. All reports required to be filed by the Company within three years prior to the date of this Agreement under the Exchange Act (collectively, the “Public Reports”) have been duly filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and the rules and regulations thereunder, except to the extent updated or superseded by any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and such reports did not contain (as of their respective dates) any untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, or if amended, as so amended. The financial statements of the Company included in the Public Reports complied in all material respects with applicable accounting requirements and the rules and regulations of applicable securities laws with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.7       Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

3.8       Proprietary Rights. To the Company’s knowledge, the Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trade names, corporate names, copyrights, trade secrets, licenses, inventions, formulations, technology and know-how and other intangible property used in the conduct of its business as presently conducted and described in the Memorandum (the “Proprietary Rights”). Except as described in the Memorandum, the Company has not received any notice of, and there are no facts known to the Company that reasonably indicate the existence of (i) any infringement or misappropriation by any third party of any of the Proprietary Rights or (ii) any claim by a third party contesting the validity of any of the Proprietary Rights. The Company has not received any notice of and there are no facts known to the Company that indicate any infringement, misappropriation or violation by the Company or any of its employees of any Proprietary Rights of third parties. To the Company’s knowledge, all Proprietary Rights used by the Company are enforceable.

3.9       Taxes. The Company has timely filed (subject to available extensions) all federal, state, local and foreign tax returns that are required to have been filed by it and all such returns are true and correct in all material respects. The Company has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. The tax returns of the Company have never been audited by any state, local or federal authorities. The Company has no knowledge of a material tax deficiency that has been asserted or threatened by the Company.

3.10     No Integration. To the Company’s knowledge, there exists no fact or set of facts which may cause the Offering to be integrated with any other offering of the Company’s securities or which would cause this Offering to lose its exemption under Regulation D.

3.11     Use of Proceeds. The Company intends to use the net proceeds in the Offering as described in the Memorandum. Except as described in the Memorandum, the Company shall not use any proceeds it receives in the Offering for the satisfaction of the Company’s debt (other than such trade debt it has incurred in the ordinary course of business).

3.12     Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

3.13.    Compliance. The Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is not or has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

3.14     Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the Memorandum, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

3.15     Title to Assets. The Company has good and marketable title to all real and personal property owned by them that is material to the business of the Company, in each case free and clear of any liens, encumbrances or other restrictions. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases with which the Company are in compliance.

3.16     Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged, including directors and officers insurance.

3.17     Transactions with Affiliates and Employees. Except as set forth in the Memorandum, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $50,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

3.18     Sarbanes-Oxley; Internal Controls. Except as expressly set forth in the Memorandum and the Public Reports, the Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of each Closing Date. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and l5d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in its periodic reports under the Exchange Act is accumulated and communicated to the Company’s management, including the Company’s certifying officers, as appropriate to allow timely decisions regarding required disclosure. The Company’s management has evaluated, under the supervision and with the participation of the Company’s Chief Executive Officer and Treasurer, the effectiveness of the Company’s disclosure controls and procedures as of the end of the Company’s last fiscal quarter with respect to which the Company has filed, or was required to have filed, as of the date hereof, its periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the Company’s Chief Executive Officer and Treasurer about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Except as set forth in the Memorandum and the Public Reports, since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls. The Company maintains and will continue to maintain a system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

3.19     Application of Takeover Protections. The Company and its Board of Directors have taken, or will take prior to the initial Closing, all action, if any, necessary to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that otherwise is or would become applicable to the consummation of the transactions contemplated by this Agreement, including without limitation the Company’s issuance of the Securities and the Subscriber’s ownership of the Securities.

3.20     No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to each Subscriber in the Offering and certain other “accredited investors” within the meaning of Rule 501(a) under the Securities Act.

3.21     Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended. Neither the issuance of the Shares and Warrants to the Subscriber, nor the use of the respective proceeds thereof, shall cause the Subscribers to violate the U.S. Bank Secrecy Act, as amended, and any applicable regulations thereunder or any of the sanctions programs administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) of the United States Department of Treasury, any regulations promulgated thereunder by OFAC or under any affiliated or successor governmental or quasi-governmental office, bureau or agency and any enabling legislation or executive order relating thereto. Without limiting the foregoing, the Company (i) is not a person whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 200l Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) does not engage in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (iii) is not a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other OFAC regulation or executive order. The Company is in compliance, in all material respects, with the Uniting and Strengthening of America by Providing the Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

3.22     Accountants. The Company’s accountants are set forth in the Public Reports. To the Company’s knowledge, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s upcoming annual report, are a registered public accounting firm as required by the Securities Act. There are no disagreements of any kind presently existing, or currently reasonably anticipated by the Company to arise, between the Company and the accountants formerly or presently employed by the Company that would cause the Company to be required to file a Current Report on Form 8-K under Items 4.01 or 4.02.

3.23     Indebtedness. The Company has not materially increased its indebtedness from that described in the Memorandum, except in the ordinary course of business.

3.24     Additional Covenants of the Company. (a) Until the earlier of the final Closing Date and the Termination Date (as defined below), the Company will not issue or sell any securities to any party, other than (i) the issuances and sales contemplated by this Agreement; (ii) pursuant to the terms of previously granted employee stock options and previously issued warrants, options and convertible securities; and (iii) additional issuances of equity incentives that are currently reserved for issuance under the Company’s 2003 Stock Option Plan or are reserved in the future based on any amendment to the 2003 Stock Option Plan that has been approved by the Company’s stockholders.

(b) So long as the Subscriber continues to hold Shares or Warrant Shares, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Subscriber or, the Subscriber’s agents or counsel on the Subscriber’s behalf, with information that the Company believes constitutes material non-public information at the time it is provided, unless prior thereto the Subscriber shall have entered into an agreement regarding the confidentiality and use of such information. The Company understands and acknowledges that the Subscriber will rely on the foregoing covenant in effecting transactions in securities of the Company.

3.25     Environmental Laws.  The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

3.26     Employee Relations; Employee Benefit Plans. The Company is not a party to any collective bargaining agreement and does not employ any member of a union.  The Company believes that its relations with its employees are satisfactory.  No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  Except as disclosed in the Memorandum, the Company does not maintain any compensation or benefit plan, agreement, arrangement or commitment (including, but not limited to, “employee benefit plans”, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for any present or former employees, officers or directors of the Company or with respect to which the Company has liability or makes or has an obligation to make contributions, other than any such plans, agreements, arrangements or commitments made generally available to the Company’s employees.

3.27     Form of Subscription Agreement. Each Subscriber purchasing Shares and Warrants in the Offering has or will execute a Subscription Agreement substantially similar to this Agreement; provided, however, that Warrants to be issued to certain Subscribers may contain, at the request of such Subscribers, a provision limiting the number of shares of Common Stock issuable upon exercise of such Warrants to prevent such Subscribers from acquiring more than a specific percentage (e.g., 4.99% or 9.99%) of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

3.28    No Material Adverse Change. Since the date of the latest audited financial statements included within the current or periodic reports of the Company filed with the SEC, the “Securities s Law Reports”), except as specifically disclosed in the Securities Law Reports or the Memorandum: (i) there has been no event, occurrence or development that has had a Material Adverse Effect; (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the regulatory authorities; (iii) the Company has not altered its method of accounting; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholder or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. The Company does not have pending before any regulatory authorities any request for confidential treatment of information.

3.29    Disclosure. All disclosure provided to the Subscriber regarding the Company, its business and the transactions contemplated hereby, or furnished by or on behalf of the Company with respect to the representations and warranties made herein, are true and correct in all material respects with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, and when taken as a whole, not misleading. The Company acknowledges and agrees that the Subscriber makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Agreement.

4.	CONDITIONS TO OBLIGATIONS OF EACH PARTY.

4.1     Conditions to Obligations of the Company. The Company’s obligation to complete the sale and issuance of the Securities and deliver the Shares and Warrants to the Subscriber at a Closing is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of the Company to the extent permitted by law:

(a)     Representations and Warranties Correct. The representations and warranties made by the Subscriber in Article 2 hereof shall be true and correct when made, and shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date (except for any representation or warranty that speaks as of a specific date, which shall be true and correct as of such date).

(b)     Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to such sale and issuance shall have been performed or complied with in all material respects.

(c)     No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)  No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting the issuance and sale of the Securities or requiring any consent or approval of any Person which shall not have been obtained to issue or sell the Securities, or in either case to otherwise consummate the transactions contemplated hereby (except as otherwise provided in this Agreement).

(e)  Payment of Consideration. The Company shall have received the full amount of the Aggregate Purchase Price for the Securities being purchased hereunder at such Closing.

(f)  Questionnaires. The Subscriber shall have completed, executed and delivered to the Company the Confidential Investor Questionnaire and the Registration Questionnaire, which questionnaires shall be true and correct as of such Closing and shall be satisfactory to the Placement Agents and the Company, each in their sole discretion.

(g)  Minimum Offering Amount. The Company shall have received duly executed subscriptions and corresponding readily available funds concurrently with this Closing from Subscribers executing Subscription Agreements substantially similar to this Agreement (except as otherwise contemplated by Section 3.27) equal to or in excess of the Minimum Offering Amount.

4.2     The Subscriber’s obligation to purchase the Securities at a Closing is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a)     Representations and Warranties Correct. The representations and warranties made by the Company in Article 3 hereof shall be true and correct when made, and shall be true and correct on and as of the Closing Date (except for any representation or warranty that speaks as of a specific date, which shall be true and correct as of such date).

(b)     Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

(c)     No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)  No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting the issuance and sale of the Securities or requiring any consent or approval of any Person which shall not have been obtained to issue or sell the Securities, or in either case to otherwise consummate the transactions contemplated hereby (except as otherwise provided in this Agreement).

(e)  Minimum Offering. The Company shall have received duly executed subscriptions and corresponding readily available funds concurrently with this Closing from Subscribers executing Subscription Agreements substantially similar to this Agreement (except as otherwise contemplated by Section 3.27) equal to or in excess of the Minimum Offering Amount.

(f)  Legal Opinion. The Placement Agent shall have received, on behalf of the Subscribers, an opinion of counsel to the Company, in substantially the form attached hereto as Appendix B.

5.	REGISTRATION RIGHTS.

5.1 As used in this Agreement, the following terms shall have the following meanings:

(a) “Affiliate” shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

(b) “Business Day” shall mean a day Monday through Friday on which banks are generally open for business in New York, New York.

(c) “Holders” shall mean the Subscribers and any Person holding Registrable Securities or any Person to whom the rights under Article 5 have been transferred in accordance with Section 5.10 hereof.

(d) “Person” shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

(e) The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement under the Securities Act.

(f) “Registrable Securities” shall mean the Shares, the Warrant Shares and the Placement Warrant Shares and any shares of Common Stock issued as a dividend or distribution with respect to or in replacement of the Common Stock issued, directly or indirectly, in connection with this Offering; provided, however, that such securities shall only be treated as Registrable Securities if and only for so long as (i) they have not been sold (A) pursuant to a registration statement; and/or (B) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof, including without limitation pursuant to Rule 144 (or any successor thereto) under the Securities Act, so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (ii) they are held by a Holder or a permitted transferee; or (iii) all such securities held by a Holder (or permitted transferee) may not be sold by such Holder (or permitted transferee) without regard to volume limitations pursuant to Rule 144(k) (or any successor thereto) under the Securities Act.

    (g) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

    (h) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, if any, and, except to the extent set forth in the definition of Registration Expenses, all fees and expenses of legal counsel for any Holder.

5.2     (a) Subject to the terms, conditions and limitations set forth herein, the Company will use its best efforts to (a) file a registration statement with the SEC on the appropriate form (the “Registration Statement”) within 30 days following the Closing Date (the end of such 30-day period, the “Outside Filing Date”; and the date such Registration Statement is filed, the “Filing Date”) to allow the resale of the Registrable Securities under the Securities Act, and use its reasonable commercial efforts to have such Registration Statement declared effective by the SEC prior to the date which is 120 days after the Closing Date (the “Registration Effective Date”); and (b) use its reasonable commercial efforts to cause such Registration Statement to remain effective (the “Registration Period”) until the earliest of (i) the date on which the Subscriber may sell all of the Shares and the Warrant Shares then held by the Subscriber pursuant to Rule 144(k) of the Securities Act without regard to volume restrictions; and (ii) such time as all Securities held by the Subscriber and registered under the Registration Statement have been sold (A) pursuant to a registration statement; and/or (B) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof, including without limitation pursuant to Rule 144 (or any successor thereto) under the Securities Act, so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale. To the extent permissible, such Registration Statement also shall include, or subsequently be amended to include, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416 under the Securities Act), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

(b) In the event the Company has not filed the Registration Statement by the Filing Date, then the Company shall make compensatory payments to the Holder in an amount equal to one percent (1%) of the aggregate Offering Price paid by the Holder for the Shares for each monthly period thereafter (or prorated portion thereof) in which the Registration Statement remains unfiled. The Company shall make any such payment to the Holder by check or wire transfer within five (5) business days after the earlier of the end of each monthly period following the Outside Filing Date or Filing Date, as applicable. Notwithstanding anything to the contrary contained herein, in no event shall any amount owed by the Company to any Subscriber pursuant to this Section 5.2(b) exceed ten percent (10%) of the Aggregate Purchase Price paid by such Subscriber.

5.3     All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders.

5.4     In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(a) use commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state or federal securities laws which the Company determines to obtain, continuously effective until the termination of the Registration Period;

(b) advise the Holders as soon as reasonably practicable:

(i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading (which notice will be accompanied by an instruction to suspend the use of the prospectus until such changes have been made);

(c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

(d) notify each Holder promptly of a pending proceeding against the Company under Section 8A of the Securities Act in connection with the offering of the Registrable Securities.

(e) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the SEC;

(f) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

(g) prior to any public offering of Registrable Securities pursuant to the Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement in the sole discretion of the Company;

(h) to the extent permitted under applicable rules and regulations promulgated under the Securities Act, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least five (5) Business Days prior to sales of Registrable Securities pursuant to such Registration Statement;

(i) upon the occurrence of any event contemplated by Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter promptly delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j) use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and use commercially reasonable efforts to make generally available to its security holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act; and

(k) file each Registration Statement and any amendments and/or supplements thereto electronically on EDGAR.

Notwithstanding the foregoing, it shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraphs (a) through (k) of this Section 5.4, that the Holder shall furnish to the Company such information regarding itself, the Securities to be sold by the Holder and the intended method of disposition of such Securities as shall be required to effect the registration of the Securities, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statement.

5.5     The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

5.6      (a) To the extent permitted by law, the Company shall indemnify each Holder with respect to (i) any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and will reimburse each Holder for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, or (iii) claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on a breach by the Company of its obligations under Section 5.4(b) or 5.4(d) of this Agreement; provided, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or action arises out of, relates to or is based upon: (i) any untrue statement or omission or allegation thereof is made in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such Registration Statement, prospectus or offering circular; or (ii) the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities. Notwithstanding the foregoing, the Company will not be liable in any such case where the claim, loss, damage, liability or action arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates primarily to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or in the prospectus subject to completion under Rule 434 promulgated under the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling Person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished by the Holder to the Person or entity asserting the loss, liability, claim, damage or at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim, damage or action.

(b) Each Holder will severally, and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below) (“Losses”), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each Person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular. Notwithstanding the foregoing, (i) in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the net proceeds received by such Holder in the offering, except in the event of fraud or intentional misrepresentation by such Holder, and (ii) there shall be no indemnity obligation hereunder to the extent that Losses are the result of the fraud, bad faith, willful misconduct or gross negligence of the Company.

(c) Each party entitled to indemnification under this Section 5.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

(d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5.6(d) was based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5.6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities (or actions in respect thereof) referred to above in this Section 5.6(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 5.6(d) hereof. The parties agree that it would not be just and equitable if contributions pursuant to this Section 5.6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations as set forth in this Section 5.6. Notwithstanding the provisions of this Section 5.6(d), in no event shall a Holder be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.7     Each Subscriber agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Subscriber further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 5.4(b), such Subscriber will discontinue disposition of such Registrable Securities under the Registration Statement until such Subscriber’s receipt of the copies of the supplemented prospectus and/or amended Registration Statement contemplated by Section 5.4(i), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

5.8      (a) Each Holder agrees that, upon receipt of any notice from the Company of (i) the need for an amendment or supplement to the Registration Statement or the prospectus forming a part thereof, (ii) that the Board of Directors has determined in good faith that offers and sales pursuant to the prospectus forming part of the Registration Statement should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in the Registration Statement would be premature or would have a Material Adverse Effect or (iii) in connection with a primary underwritten offering of equity securities of the Company, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company or confirmation of the filing of such report with the SEC by the Company, any such prospectus to be forwarded promptly to the Holder by the Company, and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, that the Company, may suspend the disposition of Registrable Securities pursuant to the Registration Statement pursuant to clause (ii) above not more than one time (not to exceed 30 days) during any three month period, nor more than two times (not to exceed 30 days each) in any twelve-month period.

(b) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article 5, including the information required by the Registration Questionnaire.

(c) Each Holder hereby covenants with the Company not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied.

(d) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied, or, if relying on Rule 172 of the Securities Act, that the Holder has confirmed the availability of the exemption from the prospectus delivery requirement provided by Rule 172 of the Securities Act.

(e) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(f) At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

5.9      With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

5.10    The right to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 5.2 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities (including, without limitation, an assignment in connection with the distribution of Registrable Securities to a Holder’s partners, members and other beneficial owners), but only if: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice of the proposed transfer to the Company including the name and address of such transferee and a copy of the transfer documents and agreements; (iii) such transferee agrees in writing with the Company to be bound by and comply with the terms and provisions of this Agreement; (iv) the transferee is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D; and (v) such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 5.10, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, the Company may impose stop transfer orders with respect to any such transfer or attempted transfer, and any such transfer or attempted transfer shall be null and void.

5.11    The Company shall cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed.

5.12    With the written consent of the Company and the Holders holding at least two-thirds of the Registrable Securities that are then outstanding, any provision of this Article 5 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

6.	MISCELLANEOUS.

6.1      The Company and the Placement Agents reserve the right to reject the subscription made hereby in whole or in part in each of their sole discretion. Unless terminated earlier in the Placement Agents’ or the Company’s sole discretion, the Offering will expire on April 30, 2006, (as such date may be extended by agreement of the Placement Agents and the Company in their sole discretion without notice to the Subscribers for an additional 30 days the “Termination Date”), if the conditions to Closing set forth in Article 4 have not been satisfied or waived by such time.

6.2      The Company’s agreement with each Subscriber is a separate agreement and each sale of the Securities to each Subscriber is a separate sale.

6.3      All notices, requests and other communications under this Agreement shall be in writing, and shall be sufficiently given if delivered to the addressees in person or by recognized overnight courier, mailed by certified or registered mail, return receipt requested, or by facsimile or e-mail transmission, as follows:

If to the Company:	ZIOPHARM Oncology, Inc. 1180 Avenue of the Americas 19th Floor New York, New York 10036 Facsimile: (617) 241-2855 Attn: Chief Executive Officer

With a copy to:	Maslon Edelman Borman & Brand, LLP 3300 Wells Fargo Center 90 South 7th Street Minneapolis, Minnesota 55402 Facsimile: (612) 642-8381 Attn: Alan M. Gilbert, Esq.

If to a Subscriber, at such address as such Subscriber shall have provided in writing to the Company or such other addresses as such Subscriber furnishes by notice given in accordance with this Section 7.1 or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4     Except as provided in Section 5.12 above, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

6.5      Subject to the provisions of Section 5.10, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature between them.

6.6     Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Securities as herein provided; subject, however, to the right hereby reserved to the Company and the Placement Agents to reject this subscription in accordance with Section 2.16, enter into the same agreements with other subscribers and to add and/or delete other Persons as subscribers.

6.7     Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of law.

6.8     The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.9     It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.10       The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.11    This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.12    (a) The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b) The Company agrees not to disclose the names, addresses or any other information about the Subscriber, except as required by law or court order and to satisfy its obligations under Article 5.

6.13    The Subscriber represents and warrants that it has neither engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement (other than the Placement Agents). The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such Person (other than the Placement Agents) acting on behalf of the Subscriber hereunder.

6.14    This Agreement (including all exhibits, schedules and amendments hereto) (i) constitutes the entire Agreement and understandings of the parties hereto and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof and (ii) is not intended to confer upon any other Person other than the parties hereto any rights or remedies hereunder (except for the holders of Registrable Securities as set forth in Article 5).

6.15    The obligations of each Subscriber under any Transaction Document are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Subscriber pursuant thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any Proceeding for such purpose. Each Subscriber has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

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7.  CONFIDENTIAL INVESTOR QUESTIONNAIRE.

7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL except as otherwise required by law or as necessary for inclusion in the Registration Statement. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ____	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation: In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ____
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ____	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D ____
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E ____	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F ____
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.(describe entity)

Category G ____
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor“ as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H ____
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

Category I ____	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

7.2  SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

(c) For all Subscribers, please state whether you have you participated in other private placements before:

YES_______  NO_______

(d) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Biopharmaceutical Companies

Frequently
Occasionally
Never

(e) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______  NO_______

(f) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______  NO_______

(g) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______  NO_______

(h) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______  NO_______

(h)  For all Subscribers, do you understand that there is no guarantee of financial return on this investment, that an investment in the Securities is highly speculative and risky and that you run the risk of losing your entire investment?

YES_______  NO_______

(j)  For all Subscribers, will you have sufficient readily available cash to fund your obligation to purchase Securities at the Closing pursuant to your subscription if and when the Closing occurs?

YES_______  NO_______

7.3  MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of
Survivorship (both parties
must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Corporation*
(g)	Limited Liability Company*
(h)	Trust*
(i)	Other

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4  NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________ No __________

If Yes, please describe:

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________
Name of NASD Member Firm

By: ______________________________
Authorized Officer

Date: ____________________________

7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 7 and such answers have been provided under the assumption that the Company will rely on them.

Signature:	__________________________________

__________________________________
(If purchased jointly)

Print:	__________________________________

__________________________________
(If purchased jointly)

Date:	__________________________________

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SIGNATURE PAGE TO FOLLOW]

[Signature Page]

$_____________________ / Purchase Price = ______________________ Shares

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone—Business

Telephone-Residence	Telephone—Residence

Facsimile-Business	Facsimile—Business

Facsimile-Residence	Facsimile—Residence

Email Address	Email Address

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:	, 2006

This Subscription Agreement is agreed to and accepted by the Company as of May 2, 2006.

ZIOPHARM ONCOLOGY, INC.

By:
Name: _____________________________
Title: _____________________________

CERTIFICATE OF SIGNATORY

(To be completed if Securities are
being subscribed for by an entity)

I,____________________________, am the____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ______ day of _________________, 2006.

(Signature)